Plant and equipment, net (Tables)	12 Months Ended
Mar. 31, 2026
Property, Plant, and Equipment [Abstract]
Schedule of plant and equipment, net

Plant and equipment, stated at cost less accumulated depreciation, consisted of the following as of March 31, 2026 and 2025:

	As of March 31,
	2026	2025
	USD	USD
Equipment	69,393	69,393
Motor vehicle	68,068	93,902
Furniture and fixture	9,176	9,176

Less: accumulated depreciation	(112,529)	(109,964)
Amount classified as non-current assets	34,108	62,507